Exhibit 10.10

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

SUPPLY AGREEMENT

This Supply Agreement (the “Agreement”) is made this November 27, 2008 by and between:

PARTIES:

Jiangxi Jinko Energy Co., Ltd., a limited liability company organized and existing under the laws of the People’s Republic of China (“PRC”), with its registered office at JinKo Road , Xuri District, Shangrao Economic Development Zone, P.R.China duly represented by Mr. Chen Kangping, its chief executive officer and general manager (hereinafter referred to as the “Supplier”); and

Solland Solar Cells B.V., a company organized and existing under the laws of the Netherlands, with its registered office at 6422 RL Heerlen, Bohr 10 – Avantis, The Netherlands, duly represented by Mr. Jac. Hanssen, chief executive officer and Mr. Jan Willem Hendriks, chief commerce officer (hereinafter referred to as the “Buyer”);

hereinafter together referred to as the “Parties” and individually as a “Party”.

WHEREAS:

The Supplier is a manufacturer and vendor of monocrystalline and multicrystalline silicon wafers used in solar power systems, with its production facilities located in Jiangxi Province, PRC;

The Buyer is a manufacturer of semi-crystalline silicon, mono-crystalline silicon and special solar cells;

The Buyer wishes to purchase certain Products (as hereinafter defined) from the Supplier;

The Supplier is willing to sell and supply the Products to the Buyer and the Buyer is willing to purchase and procure such Products from the Supplier; and

The Parties now wish to set out in this Agreement the terms and conditions under which the Supplier shall sell and supply the Products to the Buyer, and under which the Buyer shall purchase and procure the Products from the Supplier;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the Parties hereto hereby agree as follows:

1.	DEFINITIONS

“Advance Payment” has the meaning set out in Section 4.6.

“Affiliate” means, with respect to any Party, any Person that Controls or is Controlled by such Party or is, together with such Party, is under common Control by another Person.

“Agreement” means this Supply Agreement, including all Appendices and Exhibits hereto, as it may be amended, modified or supplemented from time to time in accordance with its terms.

“Business Day” means every Monday, Tuesday, Wednesday, Thursday and Friday other than those days on which banks in The Netherlands and/or PRC are authorized or required by law to remain closed for business.

“Commission” has the meaning set out in Section 12.7.

“Confidential Information” means any trade secret, know-how and other confidential or proprietary information (including formulations, designs and other intellectual property rights) provided to the Supplier by or on behalf of the Buyer or provided to the Buyer by or on behalf of the Supplier in any form whatsoever and all data derived directly or indirectly from such information received from the respective other Party under this Agreement.

“Contract Amount” means ****, as the same may be amended pursuant to Section 2.2 hereof.

“Contract Period” means the period of thirteen (13) months from December 1, 2008 through December 31, 2009.

“Contract Volume” has the meaning set out in Section 2.1 hereof.

“Control” (including, with correlative meanings, the terms “Controlled by” and “under common Control with”), as used with respect to any Person, means the power to direct or cause the direction of the management or policies of the Person, through the direct or indirect ownership of more than 50% of the voting interests or securities of such Person, by contract or otherwise.

“Delivery Date” has the meaning set out in Section 2.3 hereof.

“Delivery Schedule” means the schedule specifying the amount of Products to be purchased by the Buyer and delivered by the Supplier, and the dates of such purchase and delivery, pursuant to Purchase Orders submitted and confirmed as set out herein, covering the Contract Period, which Delivery Schedule is attached hereto as Appendix D and forms an integral part of this Agreement.

****	Confidential material omitted and filed separately with the Commission.

“Incoterms 2000” means Incoterms 2000 adopted by the International Chamber of Commerce effective January 1, 2000, including all amendments thereof.

“Person” means any individual or entity, including without limitation any corporation, limited liability company, partnership, limited partnership, joint venture, association, trust or sole proprietorship or other entity whatsoever.

“Products” means multicrystalline silicon wafers or any other product falling under the scope of this Agreement produced and / or delivered by the Supplier meeting the Specifications.

“Purchase Order” means the written orders placed by the Buyer and confirmed by the Supplier under this Agreement, substantially in the form attached hereto as Appendix C, which forms an integral part of this Agreement, together with any annex, addition or modification thereto as the Parties may agree from time to time.

“RMA Procedure” means the Rejected Material Administration procedure as described in Appendix F, which forms an integral part of this Agreement.

“Shipment” means a delivery of Products under this Agreement.

“Specifications” means the technical and functional specifications for the Products as set out in Appendix A of this Agreement, which forms an integral part of this Agreement.

“US dollars” and “USD” mean United States dollars.

“Warranty Period” has the meaning set out in Section 7.2.

2.	SUPPLY OF PRODUCTS

2.1	Subject to the terms and conditions of this Agreement, the Supplier agrees to sell and deliver to the Buyer, and the Buyer agrees to purchase from the Supplier a total volume of **** pieces of the Products (as may be adjusted pursuant to Section 2.2 below, the “Contract Volume”) during the Contract Period. The dates and volumes for such purchases and deliveries are set out in the Delivery Schedule, subject to adjustments pursuant to Section 2.2 and 2.3(c) below; provided, however, that no such adjustment shall affect the obligation of the Supplier to sell and deliver, or the obligation of the Buyer to purchase, not less than the Contract Volume during the Contract Period.

**** Confidential material omitted and filed separately with the Commission.

2.2	Notwithstanding Section 2.1, the Parties agree that any mutually agreed change in the Specifications during the Contract Period decreasing the volume of silicon feedstock and / or raw materials incorporated in the Products shall result in a proportional increase in the number of pieces of Products to be supplied hereunder during the balance of the Contract Period after such agreed change takes effect. In such event, the Supplier agrees to sell and deliver such increased number of pieces of Products, and the Buyer agrees to purchase such increased number of pieces of Products, subject to the mutual agreement of the Parties regarding the relevant amendments to the terms and conditions of this Agreement. In the event of such an agreed change, the Contract Volume, the Contract Amount and the Delivery Schedule shall be amended accordingly.

2.3	(a) The Buyer shall issue a written monthly Purchase Order to the Supplier by e-mail, facsimile or internationally recognized express courier service **** Business Day delivery on at least a monthly basis for receipt by the Supplier. All such Purchase Orders shall be subject to the terms and conditions set forth in this Agreement. The Purchase Order shall set out the number of pieces of Products ordered and the delivery date of the Shipment (the “Delivery Date”). At all times during the Contract Period, the Buyer shall have provided to the Supplier binding Purchase Orders for Shipments of Products for at least the next **** days.

(b)	The Supplier shall, within **** Business Days after it receives such Purchase Order, respond with a written confirmation of such Purchase Order, provided that the number of ordered Products conforms to the Delivery Schedule and the Purchase Order is received by the Supplier not less than **** days prior to the proposed Delivery Date. The confirmation shall reference the applicable Purchase Order. Upon receipt of payments pursuant to Section 4.4 and issuance of such confirmation, the Supplier shall be bound by the Purchase Order and confirmation to deliver the ordered Products in accordance with the relevant Purchase Order. To the extent that there is any conflict among the terms and conditions of this Agreement, any Purchase Order or any confirmation thereof, the terms of this Agreement shall prevail.

(c)	Notwithstanding paragraph (b) of this Section 2.3, on **** days prior written notice, the Buyer shall have the right to modify the number of Products to be delivered in any month set out in the Delivery Schedule so long as the following conditions are met:

(i)	any increase shall not exceed **** of the originally scheduled delivery;

**** Confidential material omitted and filed separately with the Commission.

(ii)	in the event that any decrease exceeds **** of the originally scheduled delivery, the next subsequent delivery shall be increased by the number of Products equal to such decrease; and

(iii)	together with such written notice, the Buyer shall deliver to the Supplier a revised Delivery Schedule for the balance of the Contract Period showing the proposed Delivery Dates and adjusted volumes of Products to be purchased on each such Delivery Date, the sum of which adjusted volumes shall equal the remaining Contract Volume.

Nothing in this Section 2.3(c) shall affect the obligation of the Buyer to purchase or the obligation of the Supplier to sell and deliver the Contract Volume.

2.4	The time stipulated for delivery of the Products shall be of the essence. The Parties shall cooperate with each other to ensure the timely delivery of the Products, including timely issuance of Purchase Orders and confirmations, timely shipment of Products and payment of invoices. A Party shall provide prompt notice in writing to the other Party if any delay in the delivery of the Products is foreseen by the first Party, and the affected Party shall submit its proposal indicating the measures it shall take at its own account to make good the delay in order to maintain the agreed upon Delivery Date.

2.5	Without prejudice to any other rights and remedies the Buyer may have under this Agreement or under applicable law, and provided that the Supplier has not notified the Buyer in writing pursuant to Section 2.4 at least one month in advance of any delay in a Shipment attributable to the breach by the Supplier, the price of the Products for the relevant Shipment shall be reduced by **** for every week from the stipulated Delivery Date or part thereof, that a Shipment is delayed; provided however that any price reduction under this Section 2.5 shall never exceed an amount of **** of the price of the relevant Shipment.

2.6	Without prejudice to any other rights and remedies the Supplier may have under this Agreement or under applicable law, and provided that the Buyer has not notified the Supplier in writing pursuant to Section 2.4 at least one month in advance of any delay in a Shipment attributable to the breach by the Buyer, the price of the Products for the relevant Shipment shall be increased by **** for every week from the stipulated Delivery Date or part thereof, that a Shipment is delayed; provided however that any price increase under this Section 2.6 shall never exceed an amount of **** of the price of the relevant Shipment and, in case of a delay of **** weeks of the Shipment, the Supplier may cancel the Shipment without prejudice to any of its rights and remedies under this Agreement.

****	Confidential material omitted and filed separately with the Commission.

3.	PRODUCT PRICING

3.1	For the supply of Products under this Agreement, the Buyer shall pay the prices in US dollars as specified in Appendix B, FOB Shanghai, as per Incoterms 2000.

3.2	The Supplier shall be responsible for all taxes, fees and other charges levied by PRC authorities for exportation of the Products and the costs of certificate of origin for the Products. The Buyer shall be responsible for all taxes, fees and other charges levied by any authorities for importation or transit of the Products and the costs of transportation from the point of the Supplier’s delivery in Shanghai (including loading of the Products to the carriers designated by the Buyer).

4.	DELIVERY, PAYMENT AND ADVANCE PAYMENT

4.1	The Products shall be delivered to the Buyer in Shanghai, PRC, with adequate packing and labeling as specified in Appendix A.

4.2	The Buyer shall inform the Supplier by written notice the name and date of arrival of the vessel or other carrier designated for transportation of the Products at least **** Business Days before the Delivery Date of each Shipment. The Supplier shall arrange for inland transportation of the Products to the designated carrier on or before the Delivery Date.

4.3	Prior to the Delivery Date the Supplier shall invoice the Buyer in US dollars for the price of the relevant Shipment. The invoices shall include the following information: product code, number of the relevant Purchase Order, the Buyer’s article number and quantity, unit price in US dollars and total invoice amount.

4.4	The Buyer agrees to make payment in full of all invoices by telegraphic transfer of US dollars in immediately available funds to the Supplier’s account specified in writing on the first Business Day of each month for the Shipments to be delivered during that month in accordance with the Supplier’s invoice. If Buyer fails to fulfil its payment obligation on the aforementioned date, Buyer shall be in default of this Agreement after receipt of a written notice thereof sent by Supplier. In the event that Buyer fails to pay the remaining outstanding amount within **** days after such receipt of written notice, the Supplier shall have the right to assess the Buyer a late payment charge of **** for every week, or part thereof, of delay in payment for any invoice. In addition, the Supplier shall have the right to deduct the amount of any overdue payment (including any late payment charge) from the amount of the Advance Payment, and to require the Buyer to replenish the Advance Payment. In the event that the Buyer disputes any item on an invoice, the Buyer shall pay the entire amount of the invoice within the time referred to above and then resolve such dispute pursuant to Article 16.

4.5	Subject to the terms and conditions of this Agreement and absent a material breach by the Supplier, the Buyer shall be obligated to pay for the full Contract Volume, regardless of whether or not the Buyer has placed Purchase Orders for the entire Contract Volume.

****	Confidential material omitted and filed separately with the Commission.

4.6	Within **** days of the date of this Agreement, the Buyer shall make an advance payment in the amount of **** (the “Advance Payment”) in immediately available funds to an account designated by the Supplier for this purpose. The Advance Payment shall be applied by the Supplier as a credit against the amounts payable under this Agreement , including without limitation under Section 4.5 and the relevant invoices for the Products that Supplier delivers in the last Shipment under the Agreement.

4.7	The Buyer covenants and agrees with the Supplier that, except as set out in Section 15.3, there are no circumstances or occurrences that will require the Supplier to refund all or any part of the Advance Payment.

4.9	Payment does not constitute acceptance of the Products as being in compliance with the requirements of this Agreement and any Purchase Order.

5.	RISK AND OWNERSHIP

5.1	The title to, and risk of loss relating to, the Products shall pass from the Supplier to the Buyer at the time of delivery of the Products FOB Shanghai according to Incoterms 2000.

5.2	The Supplier warrants that it will convey full and unencumbered title to and ownership of the Products at the time of delivery.

6.	TESTING, INSPECTION AND QUALITY ASSURANCE

6.	The Supplier shall provide the Buyer with a quality certificate for each Shipment of Products, demonstrating that the Products comply with the Specifications.

6.2	The Supplier shall arrange for inspection of the Products and packaging for breakage and damage by the Buyer or its appointed agent at the point of delivery in Shanghai.

6.3	Promptly upon receiving each Shipment, the Buyer shall conduct inspection and testing of the Products at its facilities to ensure compliance with the Specifications and promptly notify the Supplier of the results of such inspection and testing.

6.4	In case of defective Products the Parties agree to comply with the RMA Procedure.

**** Confidential material omitted and filed separately with the Commission.

6.5	The Supplier understands and agrees that the Buyer requires **** relating to the breakage of wafers during the Buyer’s production process. In the event that the Buyer experiences wafer breakage of the Products supplied by the Supplier under this Agreement of ****, the Buyer will suspend usage of the Products supplied hereunder in its production process and consult with the Supplier in accordance with the RMA Procedure.

7.	WARRANTY

7.1	Supplier warrants that the Products meet the Specifications and other requirements of this Agreement and any Purchase Order confirmed by Supplier hereunder on the Delivery Date. Except as set forth in the preceding sentence, the supplier makes no other warranties or representations, express or implied, of fitness of the products for any particular use or otherwise, including without limitation, warranty of merchantability and / or fitness for a particular purpose.

7.2	In the event that:

(i)	within a period of **** months from the Delivery Date; or

(ii)	within a period of **** months after the Products have been put into commercial operation following satisfactory completion of commissioning and testing (if any)

whichever period expires first (such period, as it may be extended pursuant to Sections 7.5 and 7.6 below, the “Warranty Period”), a breach of the Supplier’s warranty under Section 7.1 arises, other than for reasons of normal wear and tear, abnormal storage or operating conditions and/or disregard by the Buyer of the Supplier’s operating instructions, the Supplier shall forthwith take all necessary actions to remedy such defects at Supplier’s own expense.

7.3	If at any time during the Warranty Period the Buyer proposes to make a claim pursuant to this Article 7, the Buyer shall, promptly upon becoming aware of a defect or alleged defect in the Products that causes such Products not to comply with the Specifications, provide notice of such defect or alleged defect to the Supplier, and shall give the Supplier an opportunity to inspect and remedy the defect.

7.4	In the event of a breach of the Supplier’s warranty under Section 7.1 during the Warranty Period,

****	Confidential material omitted and filed separately with the Commission.

(a)	the Supplier shall, at its own expense, correct, replace or repair, as the case may be, any defects in the Products that cause them not to comply with the Specifications; provided, however, if the Products cannot be repaired to a condition in compliance with the Specifications, then the Supplier shall replace such Products;

(b)	the Buyer shall may choose either (i) to return to the Supplier, at the Supplier’s expense, the Products for repair or replacement, or (ii) authorize the Supplier to effect repairs at the Buyer’s worksite(s);

(c)	transportation to the Buyer of any Products that have been repaired or any replacement Products shall be at the Supplier’s expense;

(d)	the Supplier shall be liable, upon receipt of satisfactory evidence proving such costs and expenses, for costs and expenses reasonably incurred by the Buyer including, but not limited to, the costs of detection of the relevant defect, inspection, removal, transportation, repair, replacement, re-assembly, re-installation and retesting of the Products and clean up, arising from such breach of the Supplier’s warranty; and

(e)	no such corrective action taken by the Supplier shall relieve the Supplier of its obligation as to the timely delivery of Products in accordance with this Agreement and any Purchase Order issued and confirmed hereunder.

7.5	The Warranty Period shall be extended by (a) period(s) equal to the period(s) during which:

(i)	the Products have been out of operation due to a breach of the Supplier’s warranty under Section 7.1, or

(ii)	(ii) their putting into operation has been delayed as a result of a defect to which this warranty applies.

7.6	Fresh warranty periods equal to those specified in Section 7.3 shall apply in respect of the Products or any part or component thereof replaced by the Supplier pursuant to this Section 7.

7.7	Upon the Buyer’s requests, the Supplier shall provide to the Buyer reports of the causes, and analysis of the defects and, to the extent required, propose corrective actions to avoid similar defects to the Products in future deliveries.

8.	LIMITATION OF LIABILITY

8.1	Unless explicitly stated otherwise in this Agreement, the Supplier’s total liability under this Agreement for any and all loss and damage arising out of any cause whatsoever under any theory of contract, tort, strict liability or other legal or equitable theory, including under a breach of the Supplier’s warranty in Section 7.1 hereof, shall be limited to the Buyer’s actual direct damages (including costs and expenses referred to in Section 7.4 (d)) hereunder. The Supplier shall not be liable for any personal injury or property damage connected with the handling, transportation, possession, processing, further manufacture, other use or resale of the Products, whether used alone or in combination with any other material.

8.2	Unless expressly otherwise provided, the Supplier and the Buyer are not liable to each other for any consequential loss, special, incidental or punitive damages suffered by them in connection with the performance of the Agreement. For the purpose of this Article consequential loss is understood to include without limitation: loss of profits, loss of use, loss of revenue, trading losses and loss as a result of the business being at a standstill.

8.3	The limitations and exclusions of liability set forth in this Agreement shall not apply in the case of damage resulting from wilful default or gross negligence on the part of any Party.

9.	FORCE MAJEURE

9.1	A Force Majeure occurrence shall mean any occurrence including, without limitation, Acts of God, war, riot, fire, explosion, accident, flood, sabotage, compliance with government orders or requests, embargos, theft, which (i) hinders, delays or prevents a Party in performing any of its obligations under the Agreement, and (ii) is beyond the control of, and without the fault or negligence of, such Party, and (iii) by the exercise of reasonable diligence such Party is unable to prevent or provide against.

9.2	In the event of a Force Majeure occurrence, the Party whose performance of any of its obligations under the Agreement is affected shall notify the other Party as soon as is reasonably practicable giving the full relevant particulars and shall use its reasonable efforts to remedy the situation as soon as is possible.

9.3	Except for any obligation to make payments, neither Party shall be responsible for any failure to fulfil any term or condition of the Agreement to the extent that fulfilment has been hindered or delayed or prevented by a Force Majeure occurrence which has been notified to the other Party in accordance with this Article, and the time for performance of the obligation(s) affected shall be postponed for six(6) months.

10.	INTELLECTUAL PROPERTY RIGHTS

The Supplier warrants that the Products, the manner in which the Products are realized and the use of the Products will not infringe any patent rights, trademark rights, copyrights or other intellectual property rights belonging to third parties. The Supplier shall indemnify and hold the Buyer harmless from any claims from third parties on account of any such infringement and from any costs, including litigation costs, incurred in connection with such claims provided that the Buyer shall obtain Supplier’s prior written consent in taking any defensive action against such claims.

11.	LIAISON AND COMMUNICATION

11.1	During the term of this Agreement the Parties shall liaise so as to assure the Specifications of the Products and any related technical characteristics. In light thereof the Parties shall convene at least every three (3) months in a place that is mutually agreed by Parties. The Parties shall specifically address problems of a technical nature, including electrical and mechanical properties as well as mutual activities to improve wafer and cell performance.

11.2	All notices or other communications to be sent by either Party to the other Party under this Agreement shall be deemed to have been sufficiently given if in writing and delivered by hand or sent by internationally recognized express courier, e-mail, or telefax, however e-mail and telefax to be confirmed by internationally recognized express courier, to the addresses given in Appendix E, provided that either Party may at any time designate different or further addresses and contact-persons to which communications are thenceforth to be sent. The date of receipt of a notice or communication hereunder shall be deemed to be five (5) days after such notice or communication is given to the express courier or one (1) day after sending in the case of a facsimile transmission or email, provided it is evidenced by a confirmation receipt and the confirmation letter is sent.

12.	CONFIDENTIAL INFORMATION AND COPYRIGHT

12.1	The Buyer and Supplier undertake with each other that both during the currency of this Agreement and for a period of three (3) years immediately after its termination or expiration the Buyer and Supplier will:

(a)	not disclose to any third party (other than to an Affiliate or professional advisers and financiers) any Confidential Information received from the other except with the other’s prior written consent or as required by applicable law, in which latter case the Party which has to disclose the Confidential Information pursuant to the applicable law informs the other Party thereof prior to making such disclosure; and

(b)	not use any such Confidential Information other than for the purpose for which it has been disclosed by or on behalf of the other Party.

12.2	The undertaking given in Section 12.1 shall apply and/or continue to apply insofar and for so long as the information in question:

(a)	is not or has not become part of the public knowledge or literature without default on the part of the receiving Party; or

(b)	has not been disclosed to the receiving Party by a third party (other than one disclosing on behalf of the other Party) whose possession of such information is lawful and who is under no confidentiality obligation with respect to the same; or

(c)	is not lawfully known by the receiving Party or its Affiliate without being bound by confidentiality obligation at the time of receipt hereunder.

12.3	Upon termination of this Agreement each Party shall deliver to the other all copies in their respective possession of any Confidential Information supplied by, or on behalf of the other.

12.4	The patent, copyright or other intellectual property rights in any Confidential Information supplied to Supplier by the Buyer under this Agreement shall, in the absence of any express provision thereof, be vested in the Buyer, and the patent, copyright or other intellectual property rights in any Confidential Information supplied to the Buyer by Supplier under this Agreement shall, in the absence of any express provision thereof, be vested in Supplier.

12.5	In the event that either Party during the term of this Agreement acquires information about the other’s or the other’s Affiliates’ customers and the products made or supplied by or on behalf of such Party or such Party’s Affiliates to third party customers in the course of visits or otherwise, such information shall be considered Confidential Information and subject to the terms of this Article.

12.6	Both Parties to this Agreement wish to keep the existence and terms of this Agreement confidential and to this end each Party will, subject to applicable law or stock exchange requirements, use its reasonable endeavours in so far as it does not impede its performance of this Agreement not to disclose the existence of this Agreement to a third party other than its affiliated companies, professional advisors and financiers.

12.7	Notwithstanding anything to the contrary herein, the Buyer acknowledges and agrees that the Supplier may seek to conduct an initial public offering of its shares in the United States and in this connection will file a registration statement with the United States Securities and Exchange Commission (the “Commission”), attaching this Agreement as an exhibit. The registration statement, together with exhibits (including this Agreement) will be available to the public on the Commission’s website. The Supplier agrees that it will use its reasonable efforts to obtain confidential treatment of commercially sensitive pricing and technical information contained in this Agreement.

13.	ENTIRETY AND MODIFICATIONS

13.1	The provisions stipulated in this Agreement including the Appendices are complete, final and exclusive statements of all the terms of the Agreement between Supplier and the Buyer regarding the matters contemplated under the Agreement and shall replace and supercede any previous understandings, statements, promises or inducements, oral or written, or contrary or supplementary to the terms of this Agreement.

13.2	Any modifications relating to the Agreement shall be in the form of a written document signed by duly authorized officers or representatives of both Parties.

13.3	If any provision of this Agreement is held unenforceable by virtue of its being contrary to any mandatory rule of law, the remaining provisions of this Agreement shall remain valid and binding. The Parties shall, in that case, be bound to perform as intended by the provision(s) thus affected as closely as possible, without infringing any mandatory rules of law effectively applicable.

14.	ASSIGNMENT

Neither Party shall transfer or assign any of its rights and/or obligations under this Agreement in whole or in part without prior consent in writing of the other Party.

15.	TERM AND TERMINATION

15.1

This Agreement shall become effective on the date of signature by both Parties and remain binding between the Parties until 31st December, 2009, on which date it shall expire. The Agreement may thereafter be renewed if the Parties mutually decide and agree so in writing.

15.2	Either Party may immediately terminate this Agreement if:

(a)	the other Party commits a material breach of the provisions of this Agreement and fails to remedy such breach within **** weeks after written notice of the existence of such breach;

(b)	the other Party files for or is declared bankrupt or becomes insolvent or goes into liquidation or public composition or similar legal proceedings under any applicable law; or

(c)	a Force Majeure event lasts for a period exceeding **** months.

15.3	The Parties agree that in the event of a termination of this Agreement pursuant to Section 15.2, there shall be payable as liquidated damages:

(a)	In the event of termination of this Agreement by the Buyer in accordance with and pursuant to Section 15.2, (i) the Supplier shall forthwith pay to the Buyer **** of the Contract Amount being **** and (ii) the Supplier shall promptly return any part of the Advance Payment which has not been credited against amounts payable by the Buyer hereunder for Products that have already been ordered from the Supplier and less any payments due to the Supplier from the Buyer as of the date of termination under this Agreement.

(b)	In the event of termination of this Agreement by the Supplier in accordance with and pursuant to Section 15.2, (i) the Buyer shall forthwith pay to the Supplier 10% of the Contract Amount, being ****, and (ii) the Supplier shall be entitled, to retain any part of the Advance Payment which has not been so credited against amounts payable by the Buyer hereunder; provided, however, that nothing in this Section 15.2 shall affect the obligation of the Supplier or the Buyer to perform under the term of any Purchase Order issued and confirmed under this Agreement prior to such termination.

15.4	Termination or cancellation of this Agreement for any reason shall not affect any obligation arising prior to the effective date of termination or cancellation and any obligation which from the context thereof is intended to survive the termination or cancellation of this Agreement. Termination or cancellation of this Agreement by one Party shall not affect any Purchase Order issued and confirmed according to this Agreement prior to the termination or cancellation of the Agreement, and the Supplier shall continue to supply to the Buyer the Products and the Buyer shall pay for the Products so ordered.

****	Confidential material omitted and filed separately with the Commission.

15.5	Any termination under this article shall be without prejudice to any Party’s right of action or claim arising from the period prior to the date of termination.

16.	APPLICABLE LAW AND DISPUTES

(a)	This Agreement and any Purchase Order issued hereunder shall be governed by English law, with the exclusion of any other law (including the UN Convention on the International Sale of Goods’).

(b)	In the event a dispute arises in connection with the interpretation or implementation of this Agreement including, without limitation, as to the termination, breach or invalidity hereof and as to the rights or liabilities of the Parties hereunder, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations. If the dispute cannot be resolved through consultations within thirty (30) days after one Party has served a written notice on the other Party requesting the commencement of consultations, then any Party to the dispute may refer the dispute to arbitration in London, U.K., in accordance with the rules of the Arbitration of the International chamber of commerce for the time being in force. The arbitral tribunal shall be composed of three (3) arbitrators. The arbitration award shall be final and binding on the Parties. The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration award. When a dispute occurs and under arbitration with respect to any Shipment, the Parties shall continue to exercise their other respective rights and fulfil their other respective obligations under this Agreement with respect to any other Shipment, unless otherwise ordered by the arbitration tribunal.

IN WITNESS WHEREOF, Parties have agreed and signed this Agreement in two originals

For Jiangxi Jinko Energy Co., Ltd

Name:	Kangping Chen
Function:
Date:

Signature: /s/ Kangping Chen

For Solland Solar Cells B.V.

Name:	Mr. J. Hanssen	Name:	Mr. Jan Willem Hendriks
Function:	CEO	Function:	CCO
Date:	November 30, 2008	Date:	November 30, 2008

Signature: /s/ J. Hanssen		Signature: /s/ Jan Willem Hendriks

Appendices:

Appendix A	: Product Specifications (including packaging and labelling)
Appendix B	: Prices
Appendix C	: Standard format Purchase Order
Appendix D	: Delivery Schedule
Appendix E	: Contact details
Appendix F	: Rejected Materials Administration (RMA)-procedure

APPENDIX A(1) : Product Specifications (including packaging and labelling)

SPECIFICATION:

Items	Specification	Remark
General Characteristics
Growth Method	****
Conductivity Type	****

Dopant	****
Resistivity	****
Oxygen Content	****
Carbon Content	****
Diffusion Length	****
Life time	****

Structural Characteristics
Diameter	****
Thickness	****
Shape	****
Mechanical Characteristics
TTV-max	****
Bow	****
Surface Finished	****

Saw Mark damage	****

Chip defect	****
Appearance	****

****	Confidential material omitted and filed separately with the Commission.

APPENDIX A (2) : Product Specifications (including packaging and labelling)

****

****	Confidential material omitted and filed separately with the Commission.

APPENDIX B : Prices

		Yr 2008	Yr 2009	Yr 2010	Yr 2011
price		FOB Shanghai ****	FOB Shanghai ****	FOB Shanghai ****	FOB Shanghai ****

Down-payment	**** within five (5) days after the Agreement signature

Prepayment & date	**** T/T on the first day of each month

Delivery Date		December	January to December

Quantity		****	****

****	Confidential material omitted and filed separately with the Commission.

Appendix C

Standard Purchase Order

Purchase order PO00007842-1
Number to be quoted on ALL documents and packages pertaining to this order

Jinko Solar Co., Ltd.
10th floor, East Hope Building 1777#		Date:	18-11-2008
Century Avenue,
Pu Dong,		Your reference:	Your mail dated 17th November
200122 SHANGHAI		Our reference:
Fax: +886 68761115
		Contact person:	Mathieu van den Hof
		Telephone:	+31-(0)45-8800 627

Ship to address:	Invoice address:	Delivery Terms:	FOB
Bohr 10, Avantis	Solland Solar Cells B.V.	Payment Terms:	Direct
6422 RL Heerlen	Bohr 10, Avantis
	6422 RL Heerlen	Your VAT number:
Netherlands

Nr Item number	Description	Quantity Unit	Delivery date	Price/unit	Disc. pct.	Net value

1XXX10000012	Wafer test 156x156x200u	****	11/28/08	****		****

Indicate on the airway bill the following!!!

Airport of Destination: MAASTRICHT

To:

MST

The shipping agent for Solland Solar is:

DSV Air & Sea Co., Ltd.

38F, Center Tower 1, Grand Gateway,

No.1, Hongqiao Road,

Shanghai, 200030

P.R.China Contact Elaine Xu

Dir Phone: +86 21 5406 9918

Tel: +86 21 5406 9800

Fax: +86 21 5406 9923

Email: elaine.xu@cn.dsv.com

Web: http://www.dsv.com

Amount	****
Total discount	****

Subtotal	****
Tax	****

Invoice amount
****
****

Acceptance of our order implies your agreement with the General Purchase Conditions of Solland Solar Cells B.V., to the extent we agree otherwise in writing.	Solland Solar Cells B.V. Purchaser	Approved
Heerlen

Bohr 10, Avantis | NL 6422 RL Heerlen | Netherlands | Telephone number: +31 45 8800 600 | Telefax +31 45 8800 605 www.sollandsolar.com | info@sollandsolar.com | Chamber of Commerce: 17174179 | VAT Nr. NL814095537B01

****	Confidential material omitted and filed separately with the Commission.

APPENDIX D : Delivery Schedule

2 shipments of 500k wafers each, each month from December 2008 to December 2009

	Yr 2008		Yr 2009
	Dec.		Jan.		Feb.		Mar.		April		May.		June		July		Aug.		Sep.		Oct.		Nov.		Dec.
Date	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****

PCS	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****	****
****

****	Confidential material omitted and filed separately with the Commission.

APPENDIX E : Contact details

SOLLAND SOLAR

6422 RL Heerlen

Bohr 10 – Avantis

The Netherlands

COMMERCIAL CONTACT PERSON:

M.C.J.M. van den Hof

Telephone: +31 45 8800627

Fax: +31 45 8800605

E-Mail: mvandenhof@sollandsolar.com

TECHNICAL CONTACT PERSON:

Dr. B. Geyer

Telephone: +31 45 8800654

Fax: +31 45 8800605

E-Mail: bgeyer@sollandsolar.com

SUPPLIER

10th Floor, East Hope Building 1777

Century Avenue

Pudong, Shanghai

China

COMMERCIAL CONTACT PERSON:

Vicky Sun

Tel: 13764183002

Fax: 021-68761115

Email: sunweiwei1003@126.com or sww@jinkosolar.com

APPENDIX F : Rejected Materials Administration (RMA)-procedure

In the event of a conflict between this Appendix F and the main body of the Agreement to which this Appendix F is attached, the main body of this Agreement shall prevail.

If Solland Solar is of the opinion that the Products delivered do not conform with the agreed Specifications and the warranty period for such Products has not expired, the following steps shall be taken:

- Solland Solar shall notify Supplier by fax or by e-mail that there is an upcoming claim of defective Products and therewith provide the quantity, Supplier’s product code and a brief description of the problem;

- If the claim is made during the warranty period, Supplier shall provide a RMA number to be used as identification when Solland Solar returns the allegedly defective Products (the “RMA Products”) to Supplier;

- Solland Solar shall ensure that the RMA Products are properly packaged and labelled with the RMA number and promptly shipped to Supplier with documentary evidence which sets forth with reasonable specificity the nature of the alleged non-conformity of the RMA Products with the Specifications;

- Supplier shall examine the RMA Products within **** month of receipt. If Supplier determines that the Products conform to the Specifications, such Products shall be returned to Solland Solar at the expense of Solland Solar.

As soon as the RMA Products are received by Supplier, Supplier will inspect the Products for:

- Saw marks

- Breakage

- Edge Defects

- Stains

- Grinding Chamfering

- Thickness and TTV

- Pinholes

- Micro Crystals

The outcome of the inspections may fall into several categories, including but not limited to:

- Products that meet the Specifications shall be returned to Solland Solar at the cost of Solland Solar.

- Products that do not meet the Specifications shall be repaired or replaced by Supplier. Repaired or replacement Products shall be included in the next scheduled Shipment to Solland Solar in such quantity as necessary to replace the non-conforming or defective Products at no extra cost to Solland Solar.

****	Confidential material omitted and filed separately with the Commission.

- If Supplier is unable to repair or replace Products determined to be defective, Supplier will pay to Solland Solar **** of the price of the specific Products which are claimed to be non-conforming or defective and issue the related credit note(s) to Solland Solar.

- The Parties shall endeavour to settle any disputes related to the RMA procedure, including on whether the RMA Products conform to the Specifications, handling of the Products or possible compensation, at a technical coordination meeting between the Parties. If the Parties fail to come to an agreement at the technical coordination meeting, the dispute shall be settled in accordance with Section 15 of the Agreement.

****	Confidential material omitted and filed separately with the Commission.